www.jenseninvestment.com

SUMMARY PROSPECTUS	Jensen Quality Mid Cap Fund

9/30/2025

	Class J Shares JNVSX	Class I Shares JNVIX	Class Y Shares JNVYX

Before you invest, you may want to review the Jensen Quality Mid Cap Fund (the “Fund”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.jenseninvestment.com/individual/how-to-invest/. You may also obtain this information at no cost by calling 800-992-4144 or by sending an email request to funds@jenseninvestment.com. The Fund’s prospectus and statement of additional information, both dated September 30, 2025, are incorporated by reference into this summary prospectus.

Investment Objective
The objective of the Jensen Quality Mid Cap Fund (the “Quality Mid Cap Fund” or the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)
	Class J	Class I	Class Y
	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class J	Class I	Class Y
Management Fees	0.65%	0.65%	0.65%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	None	None
Shareholder Servicing Fee [1]	None	0.02%	None
Other Expenses	0.21%	0.21%	0.21%
Total Annual Fund Operating Expenses	1.11%	0.88%	0.86%
Fee Waiver/Expense Reimbursements	(0.06)%	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursements[2]	1.05%	0.82%	0.80%
1. The Trust’s Board of Trustees (the “Board of Trustees”) has authorized a shareholder servicing plan fee in the amount of 0.10% of the Fund’s average daily net assets for Class I shares. Currently, the shareholder servicing plan fee being charged is 0.02% of the Fund’s average daily net assets for Class I shares; however, the fee may be increased to 0.10% of the Fund’s average daily net assets for Class I shares at any time.
2. Pursuant to an operating expense limitation agreement between the Fund’s investment adviser, Jensen Investment Management, Inc. (the “Adviser”), and the Trust, on behalf of the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses (exclusive of front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, interest (including interest incurred in connection with bank and custody overdrafts), acquired fund fees and expenses, leverage ( i.e. , any expenses incurred in connection with borrowings made by the Fund), tax expenses, dividends and interest on short positions, brokerage commissions, merger or reorganization expenses and extraordinary expenses), do not exceed 0.80% of the Fund’s average daily net assets through March 1, 2027. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s Total Annual Operating Expenses (after the amount of the reimbursement is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

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Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and either redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The operating expense limitation agreement discussed above is reflected only through March 1, 2027. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class J	$107	$347	$606	$1,346
Class I	$84	$275	$482	$1,079
Class Y	$82	$268	$471	$1,055

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended May 31, 2025, the Fund’s portfolio turnover rate was 24.87% of the average value of its portfolio.

Principal Investment Strategies
The Fund’s investment strategy seeks to identify companies the Adviser deems to be undervalued. To achieve its objective of long-term capital appreciation, the Fund invests in equity securities of companies that satisfy the investment criteria described below. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowing for investment purposes) in equity securities of companies meeting the criteria for “quality” and “mid-capitalization” as determined by the Adviser. The Adviser considers a company to be a “mid-capitalization” company if it is listed in the MSCI U.S. Mid Cap 450 Index at the time that the Adviser creates the Fund’s investable universe. The Adviser considers a company to be a “quality” company if it possesses competitive advantages as evidenced by generating a return on equity of 15% or greater for at least ten consecutive fiscal years as determined by the Adviser.

The Adviser determines the companies that qualify for inclusion in the Fund’s investable universe on at least an annual basis. These companies are selected from a universe of publicly traded U.S. companies that, as determined by the Adviser, have produced long-term records of consistently high returns on shareholder equity. In order to qualify for this universe, each company must meet the Adviser’s definitions of “mid-capitalization” and “quality”, and may include companies with negative equity resulting from debt-financing of large share repurchases. These companies may have unique risk profiles depending on the amount of debt incurred relative to the company’s ability to repay that debt.

Equity securities in which the Fund may invest as a principal strategy consist primarily of common stocks of mid-cap U.S. companies.

The Fund’s investment strategy is based on applying fundamental analysis and valuation models to this select universe of companies in order to identify investment opportunities. Fundamental analysis includes assessment of the company’s industry, strategy, competitive advantages, business segments, geographic distribution, growth and profitability, financial statements (income statement, cash flow statement, balance sheet), and the company’s other financial reports. The valuation models are rooted in fundamentals-based investment principles and include discounted cash flow models (for example, determining the present value of expected future cash flows), relative valuation methods (for example, a company’s valuation relative to its own history, its industry peers, or the broader stock market), and ratio methods (for example, a company’s price-to-earnings ratios).

The Fund may sell all or part of its position in a company when the Adviser has determined that another qualifying security has a greater opportunity to achieve the Fund’s objective. In addition, the Fund generally sells its position in a company when the company no longer meets one or more of the Fund’s investment criteria described above for inclusion in the universe of companies in which the Fund may invest. In the event that the company no longer satisfies the investment criteria and the failure is due to an extraordinary situation that the Adviser believes will not have a material adverse impact on the company’s operating performance, the Fund may continue to hold and invest in the company. Examples of such extraordinary situations include a significant acquisition, divestiture, or accounting rule change that results in a significant change to a company’s equity balance and a non-meaningful return on equity number.

The Adviser expects to include in the Fund’s investment portfolio at any time securities of approximately 30 to 50 primarily domestic companies. The Fund must always own the securities of a minimum of 25 different companies in its portfolio. The Fund strives to be fully invested at all times in publicly traded common stocks and other eligible equity securities issued by companies that meet the investment criteria described in this Prospectus.

A significant portion of the Fund’s portfolio may be invested in the equity securities of companies comprising one or more industry sectors (e.g., industrial sector) and such sectors favored by the Adviser will change during certain market environments.

Principal Risks of Investing in the Fund
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The principal risks of investing in this Fund are:

+     Stock Market Risk
     The market value of stocks held by the Fund may decline over a short, or even an extended period of time, resulting in a decrease in the value of a shareholder’s investment.

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+     Management Risk
     The investment process used by the Adviser, including the Adviser’s valuation models, to select securities for the Fund’s investment portfolio may not prove effective, and the Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect in that the investments chosen by the Adviser may not perform as anticipated. Certain risks are inherent in the ownership of any security, and there is no assurance that the Fund’s investment objective will be achieved.

+     General Market Risk
Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

+     Recent Market Events Risk
U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events and geopolitical conflicts. As a result of continuing political tensions and armed conflicts, including the wars in Europe and the Middle East, markets have experienced increased volatility. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

+    Company and Sector Risk
The Fund’s investment strategy requires that a company selected for investment must, among other criteria and in the determination of the Adviser, have attained a return on equity of 15% or greater for at least ten consecutive fiscal years. Due to the relatively limited number of companies that meet this investment criteria and thereby qualify for investment consideration, at times the Fund is prohibited from investing in certain companies and sectors that are experiencing strong market appreciation, but have not attained the high level of consistent, long-term business performance that is required for investment consideration by the Fund. As a result, the Fund’s performance may trail the overall market over a short or extended period of time compared to what its performance may have been if the Fund was able to invest in such rapidly growing, non-qualifying companies.

Further, a significant portion of the Fund’s portfolio may be invested in the equity securities of companies comprising one or more industry sectors and such sectors favored by the Adviser will change during certain market environments. As of the Fund’s most recent fiscal year end, a significant portion of the Fund’s portfolio was invested in the following sector:

◦ Industrials Sector Risk. To the extent that the Fund invests a significant portion of its assets in the industrials sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the industrials sector. The industrials sector may be significantly affected by general economic trends, including such factors as import controls, commodity prices, and worldwide competition.

+    Mid-Capitalization Company Risk
     The Fund may invest substantially all of its assets in the stocks of mid-cap companies. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-cap companies may pose additional risks, including liquidity risk, because these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

+    Regulatory Risk
Legal, tax and regulatory changes could occur that may adversely affect the Fund’s ability to pursue its investment strategies and/or increase the costs of implementing such strategies.

+ Competitive Risk
Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.

Investment Suitability
The Fund is designed for long-term investors who are willing to accept short-term market price fluctuations.

Performance
The performance information below demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the one year, five year, ten year and since inception periods compare with those of a broad measure of market performance and a second more narrowly tailored index. The Fund’s past performance information, both before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.jenseninvestment.com, or by calling the Fund toll-free at 800-992-4144.

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Jensen Quality Mid Cap Fund - Class J Shares 1
Calendar Year Returns as of December 31

1 The returns in the bar chart are for the Class J shares. Class I and Class Y shares would have substantially similar annual returns as Class J shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different expenses.

The Fund’s calendar year-to-date return for Class J shares as of June 30, 2025 was -0.32%. During the period of time shown in the bar chart, the Fund’s highest quarterly return for Class J shares was 21.16% for the quarter ended June 30, 2020, and the lowest quarterly return for Class J shares was -23.33% for the quarter ended March 31, 2020.

Average Annual Total Returns For the Periods Ended December 31, 2024	One Year	Five Year	Ten Year	Since Inception 3/31/2010
Class J Shares
Return Before Taxes	9.41%	9.87%	8.32%	9.81%
Return After Taxes on Distributions	7.97%	9.18%	7.12%	8.43%
Return After Taxes on Distributions and Sale of Fund Shares	6.70%	7.76%	6.34%	7.71%
Class I Shares
Return Before Taxes	9.75%	10.14%	8.56%	10.03%
Class Y Shares*
Return Before Taxes	9.73%	10.16%	8.59%	10.05%
MSCI U.S. Mid Cap 450 Index ** (reflects no deductions for fees, expenses, or taxes)	17.18%	10.62%	10.35%	12.18%
Russell Midcap® Total Return Index (reflects no deductions for fees, expenses, or taxes)	15.34%	9.92%	9.63%	11.68%
MSCI U.S. Investable Market 2500 Index*** (reflects no deductions for fees, expenses, or taxes)	23.82%	14.02%	12.64%	13.45%
Russell 3000® Index (reflects no deductions for fees, expenses, or taxes)	23.81%	13.86%	12.55%	13.36%
*Class Y shares commenced operations on January 15, 2020. Performance shown for Class Y shares prior to their inception (five year, ten year and since inception columns) reflects the performance of the Class I shares, adjusted to reflect Class Y expenses.
**Effective September 30, 2025, the Adviser believes that the MSCI U.S. Mid Cap 450 Index better represents the investable opportunity set for the Fund than does the Russell MidCap Total Return Index.
***Effective September 30, 2025, the Fund is replacing the Russell 3000 Index with the MSCI U.S. Investable Market 2500 Index as a broad-based securities market index as it is considered to be broadly representative of the overall applicable securities market.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for the Class J shares only and after-tax returns for the Class I and Class Y shares will vary.

Management

Investment Adviser
Jensen Investment Management, Inc. is the Fund’s investment adviser.

Portfolio Managers
The Fund is managed by the Adviser’s investment team for the Fund, which is composed of:

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Portfolio Manager	Year Service Began with the Fund	Primary Title
Kurt M. Havnaer	Since 2010	Senior Portfolio Manager
Adam D. Calamar	Since 2010	Senior Portfolio Manager
Tyra S. Pratt	Since 2017	Portfolio Manager

All members of the Fund’s portfolio management team share responsibility in managing the Fund and making decisions regarding the Fund’s investments.

Purchase and Sale of Fund Shares
You may purchase or redeem shares by mail (Jensen Quality Mid Cap Fund, c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252 (for regular mail) or 801 Pennsylvania Ave, Suite 219252, Kansas City, MO 64105-1307 (for overnight or express mail), by telephone at 800-992-4144, on any day the New York Stock Exchange (“NYSE”) is open for trading, or by wire. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are as follows:

	Minimum Investment Amount
	Initial	Additional
Class J Shares	$2,500	$100
Class I Shares	$250,000	$100
Class Y Shares	$1,000,000	$100

These minimums may be waived for accounts held in qualified retirement or profit sharing plans, and/or omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Adviser. Registered investment advisors and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.

Tax Information
The Fund’s distributions will be taxed as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. You may be required to pay commissions and/or other forms of compensation to the broker-dealer or other intermediaries for transactions in the Fund, which are not reflected in the fee table or expense example. Ask your adviser or visit your financial intermediary’s website for more information.

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